UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025

EUROPEAN WAX CENTER, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40714	86-3150064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, 3rd Floor Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 264-8123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EWCZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2025, the board of directors (the “Board”) of European Wax Center, Inc. (the “Company”) approved the European Wax Center, Inc. 2025 Inducement Plan (the “2025 Inducement Plan”), which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”), and the forms of the Inducement Restricted Stock Unit Award Agreement and Inducement Option Award Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report. In accordance with Nasdaq Listing Rule 5635(c)(4), the Company did not seek approval of the 2025 Inducement Plan by its stockholders. Pursuant to the Inducement Plan, the Company may grant nonqualified stock options, stock appreciation rights, restricted stock units and certain other stock-based awards for up to a total of 4,000,000 shares of Class A Common Stock of the Company, par value $0.00001 per share, to employees entering into employment or returning to employment after a bona fide period of non-employment with the Company.

The foregoing summaries of the 2025 Inducement Plan, form of Inducement Restricted Stock Unit Award agreement and form of Inducement Option Award Agreement do not purport to be complete and are qualified in its entirety by reference to the 2025 Inducement Plan, form of Inducement Restricted Stock Unit Award agreement and form of Inducement Option Award Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	European Wax Center, Inc. 2025 Inducement Plan.
10.2	Form of Inducement Restricted Stock Unit Award Agreement.
10.3	Form of Inducement Option Award Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROPEAN WAX CENTER, INC.

Date: March 21, 2025	By:	/s/ GAVIN M. O'CONNOR
Name: Gavin M. O'Connor
Title: Chief Administrative Officer, General Counsel and Corporate Secretary